Statements of Financial Position (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fixed income securities, amortized cost	$ 309,324	$ 312,785
Short-term, amortized cost	$ 24,202	$ 12,974
Common stock, par value	$ 100	$ 100
Common stock, shares authorized	30	30
Common stock, shares issued	25	25
Common stock, shares outstanding	25	25